UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2024

Aon plc

(Exact Name of Registrant as Specified in Charter)

Ireland	1-7933	98-1539969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street, Dublin 1, Ireland D01 K0Y8

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 3.50% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.85% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.05% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.60% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantee of Aon Corporation and Aon Global Holdings plc’s 5.00% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.35% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon plc’s 4.25% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.45% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.60% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.75% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.90% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.90% Senior Notes due 2052	AON52	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.125% Senior Notes due 2027	AON27B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.150% Senior Notes due 2029	AON29	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.300% Senior Notes due 2031	AON31B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.450% Senior Notes due 2034	AON34	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.750% Senior Notes due 2054	AON54	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2024, Aon plc (the “Company”) announced that Edmund Reese will join the Company as Executive Vice President, Finance, effective July 1, 2024 (the “Effective Date”), and will be appointed Chief Financial Officer of the Company, effective July 29, 2024.

Mr. Reese, age 49, serves as the Corporate Vice President, Chief Financial Officer of Broadridge Financial Solutions, Inc. (“Broadridge”), a financial technology and services provider, a role he has held since November 2020. Mr. Reese joined Broadridge from American Express Company (“American Express”), where he most recently served as Senior Vice President and CFO of the Global Consumer Services Group since April 2019. He joined American Express in 2009 and held several financial leadership positions, including Senior Vice President, Head of Investor Relations and chief financial officer positions across the Global Lending, Travel, and Global Business Services businesses. Prior to joining American Express, Mr. Reese held senior finance positions at Merrill Lynch and Citigroup Smith Barney. In October 2022, Mr. Reese joined the board of directors of The Hartford Financial Services Group, Inc.

Aon Corporation, a subsidiary of the Company, and Mr. Reese entered into an offer letter, dated as of May 30, 2024 (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Reese is entitled to an initial base salary of $1,000,000 per year. In addition, Mr. Reese is eligible for a target annual incentive award of 200% of his then-current base salary, with a 2024 annual incentive award of not less than $2,000,000. Pursuant to the Offer Letter, Mr. Reese will be entitled to participate in the long-term incentive compensation programs for the Company’s senior executives in accordance with the provisions of such programs, as amended from time to time, subject to approval by the Organization and Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”), with a 2025 long-term incentive award of $5,000,000.

In addition, as soon as practicable after the Effective Date and subject to approval by the Compensation Committee, Mr. Reese will receive (i) a $1,000,000 award of performance share units pursuant to the Leadership Performance Program (the “LPP”) under the Aon plc 2011 Incentive Plan, as amended and restated (the “Plan”), which will cliff vest at the end of the performance period ending on December 31, 2026, and will be subject to the other terms and conditions generally applicable to similar awards under the LPP, (ii) a one-time $3,500,000 restricted share unit award pursuant to the Plan that will vest in one-third annual installments on each anniversary of the grant date, subject to Mr. Reese’s continued service through the applicable vesting, with continued vesting post-separation in the event of an involuntary termination of Mr. Reese by the Company without “cause” (as defined in the Offer Letter), and (iii) a one-time $500,000 grant of performance share units pursuant to the LPP that will cliff vest at the end of the performance period ending on December 31, 2026, if the pre-established share price hurdle is met. Mr. Reese will also receive a lump sum cash sign-on bonus of $1,000,000, payable on or as soon as practicable after the first anniversary of the Effective Date; provided, however, if the Company terminates Mr. Reese for “cause” or Mr. Reese voluntarily terminates his employment, in each case prior to the first anniversary of the Effective Date, such sign-on bonus will be forfeited by Mr. Reese.

Mr. Reese will also be eligible to participate in the Aon plc Amended and Restated Senior Executive Combined Severance and Change in Control Plan, as amended and restated effective June 21, 2019 and as further amended effective September 30, 2021, and which is described on page 40 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2024. During the course of his employment, Mr. Reese will also be entitled to participate in the Company’s employee benefit plans generally available to senior executives of the Company.

As a condition of his employment, Mr. Reese will be required to execute the Company’s standard Confidentiality and Non-Solicitation Agreement, which contains certain non-solicitation and confidentiality covenants.

Mr. Reese succeeds Christa Davies, Executive Vice President and Chief Financial Officer of the Company, following her more than 16 years of her distinguished service to the Company. Ms. Davies, who announced in April 2024 that she will be retiring from her position, will continue to serve as Chief Financial Officer until July 29, 2024 and will thereafter remain at the Company as a senior advisor for a transition period.

The foregoing summary is qualified in its entirety by reference to the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 4, 2024, the Company issued a press release announcing the appointment of Mr. Reese. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description of Exhibit

10.1	Letter Agreement, dated as of May 30, 2024, by and between Aon Corporation and Edmund Reese.

99.1	Press Release issued by Aon plc, dated June 4, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aon plc

By:	/s/ Darren Zeidel
Name:	Darren Zeidel
Title:	Executive Vice President, General Counsel and Company Secretary

Date: June 4, 2024